UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices, including ZIP code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On February 3, 2010, in accordance with its previously announced intentions, The Manitowoc Company, Inc. (the “Company”) and certain of its subsidiaries (the “Guarantors”) entered into an Underwriting Agreement with J.P. Morgan Securities Inc. as representative of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $400,000,000 aggregate principal amount of the Company’s 9.50% Senior Notes due 2018 to be guaranteed by the Guarantors (the “Notes”), in a public offering (the “Offering”). The Offering is expected to close on February 8, 2010.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Guarantors, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

In the ordinary course of their respective businesses, the Underwriters or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.             Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-147371), as amended, that the Company filed with the Securities and Exchange Commission (the “SEC”) relating to the Offering. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated February 3, 2010, and prospectus, dated January 27, 2010, relating to the Offering. See “Item 9.01. Financial Statements and Exhibits.”

On February 4, 2010, the Company issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are filed herewith:

	(1.1)	Underwriting Agreement, dated February 3, 2010, among The Manitowoc Company, Inc., the guarantors named therein and the underwriters named therein.

	(5.1)	Opinion of Foley & Lardner LLP, dated February 3, 2010.

	(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

	(99.1)	Press Release of The Manitowoc Company, Inc., dated February 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date: February 4, 2010	By:	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President & Chief
Financial Officer

THE MANITOWOC COMPANY, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(1.1)	Underwriting Agreement, dated February 3, 2010, among The Manitowoc Company, Inc., the guarantors named therein and the underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated February 3, 2010.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

(99.1)	Press Release of The Manitowoc Company, Inc., dated February 4, 2010.